 United States
 Securities And Exchange Commission
 Washington, D.C. 20549

 FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds
 (Exact name of registrant as specified in charter)

 253 Riverside Avenue, Westport, Connecticut 06880
 (Address of principal executive offices) (Zip code)

 Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880
 (Name and address of agent for service)

Registrant's telephone number, including area code: (888) 593-7878

Date of fiscal year end: 12/31

Date of reporting period: 06/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Westport Funds

Westport Select Cap Fund
Westport Fund

Semi-Annual Report
June 30, 2015

WESTPORT INVESTMENTS

Performance Results

THE WESTPORT FUNDS

Average Annual Total Returns* – June 30, 2015

Fund or Index	Six Months	One Year	Five Years	Ten Years#	Since Inception#,i
Westport Select Cap Fund – Class Rii	1.75%	4.39%	13.46%	7.44%	10.18%
Russell 2000® Indexiv	4.75%	6.49%	17.08%	8.40%	7.60%
Westport Fund – Class Riii	2.80%	6.48%	15.83%	9.48%	10.95%
Russell Midcap® Indexiv	2.35%	6.63%	18.23%	9.40%	9.36%

As set forth in the Funds’ prospectus dated May 1, 2015, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.40% and 1.23%, respectively at December 31, 2014. Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees. During the fiscal year ended December 31, 2014, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.12% and 0.13% respectively. Please see the Funds’ Financial Highlights on pages 16 and 18 for the actual Total Fund Operating Expenses paid for the six-month period ended June 30, 2015. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class. The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2016.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the Letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

[i]	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.

ii

The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 17.

iii

The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 19.

iv

The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® Index (an index of the 1,000 largest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded companies representing approximately 98% of the investable U.S. equity market)). The Russell 2000® Index, also a subset of the Russell 3000® Index, is comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of that index. You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

[v]

Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges without concentrating 75% of more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE WESTPORT FUNDS LETTER TO SHAREHOLDERS	July 11, 2015

Dear Fellow Shareholders:

Real Gross Domestic Product (“GDP”) contracted 0.2% in the first quarter of 2015 which reflects a colder and wetter than normal winter and a significant decrease in U.S net exports due to disruption in trade flows and a 23% increase in the dollar versus other major world currencies (as measured by the U.S. Dollar Weighted Currency Indexi) from mid-year 2014 through March 31, 2015. The dollar retraced 3% of this rise in the second quarter and net exports have improved. Economists are forecasting a return to real GDP growth of around 2.5% for the second quarter and second half of 2015. Long-term interest rates were roughly flat in the first half of 2015 with the yield on the 10-year U.S. Treasury note starting the year at 2.17% and ending at 2.35% on June 30, 2015. Equity market returns, as measured by the Standard & Poor’s 500 Indexii (“S&P 500”), were slightly positive in the first half at 1.23%, which is unsurprising given that the key determinators of value – long term interest rates and earnings – were flat. Consensus earnings estimates for 2015 are level with 2014 S&P 500 reported operating results of $119 per share.

Both funds outperformed their respective benchmark indices in the second quarter with the returns from the Westport Select Cap Fund Class R shares ahead of the Russell 2000® Index by 172 basis pointsiii and returns from the Westport Fund Class R shares ahead of the Russell Midcap® Index by 258 basis points. For the first half of 2015, the Westport Select Cap Fund Class R shares trailed the Russell 2000® Index by 300 basis points, while the Westport Fund Class R shares were slightly ahead of the Russell Midcap® Index.

WESTPORT SELECT CAP FUND

The overall market struggled to make any meaningful headway during the first six months of the year. Small cap stocks actually outperformed the rest of the market as the Russell 2000® Index’s return of 4.75% was ahead of the S&P 500’s 1.23% return. Within the Russell 2000® Index, growth significantly outperformed value, rising 8.74% compared to a 0.76% gain for value. The Health Care sector, which got an important boost from bio-tech stocks, accounted for over 50% of the appreciation in the small growth stock category.

During the first half of 2015, the Westport Select Cap Fund Class R shares trailed the performance of the Russell 2000® Index with a return of 1.75% compared to the Index’s return of 4.75%. Since inception 17 ½ years ago, the Westport Select Cap Fund Class R shares have outperformed its benchmark Index, the Russell 2000®, by 258 basis pointsiii a year, 10.18% to 7.60%, both compounded annually.

The three major negative contributors for the full six month period cost 370 basis points in return, more than accounting for the 300 basis points by which the Fund trailed the index. DeVry Education Group, Inc., the for-profit education company, cost 194 basis points as investors wait to see second quarter results and new student starts. Precision Castparts Corp. (“Precision Castparts”), the specialty component manufacturer, lost 89 basis points as management’s revised earnings forecast did not meet investor expectations. United Rentals, Inc., the country’s largest equipment rental company, continues to be hurt by doubts over the impact of the energy industry weakness. The shares fell over 14% in the first half of 2015, costing 87 basis points.

Universal Health Services, Inc. (Class B Shares) (“Universal Health”) was the largest positive contributor during the first half of 2015. Fueled by much stronger than expected first quarter earnings, this hospital company’s stock gained over 27% and added 278 basis points to performance. Further implementation of the Affordable Care Activ (“Obamacare”) continues to drive both utilization and bad debt reduction.

For the most part the balance of the portfolio saw modest gains offset by similar losses. On the negative side, Rogers Corp., a specialty materials manufacturer, cost 77 basis points as management forecast disappointing second quarter earnings. The Fund’s Technology sector had an excellent first half contributing 145 basis points on a relative basis versus the benchmark index, led by specialized application software developer Synopsys, Inc. adding 85 basis points, specialty laser manufacturer IPG Photonics Corp. contributing 84 basis points, and identification and tracking systems supplier Zebra Technologies Corp. (Class A shares) providing 80 basis points. During the first half of 2015, the Fund added to its position in Express, Inc. and trimmed several other holdings. There was no merger or acquisition activity in the half.

WESTPORT FUND

The 45 basis point outperformance for the Westport Fund Class R shares in the first half of 2015 versus its benchmark, the Russell Midcap® Index, can be traced to a few portfolio holdings benefitting from Federal government policies. Universal Health was the largest contributor to fund performance in the first half of 2015, adding 131 basis points, due to Obamacare. This legislation reduces the bad debt expense for acute care hospitals and places mental health on a par with physical health, helping the largest operator of behavioral health care facilities. Easy money policies of the Federal Reserve have lowered interest rates, reducing the cost of debt and turning what historically would have been on a financial basis, marginal corporate acquisitions into accretive ones. On May 13, 2015, Danaher Corp. announced a definitive agreement to acquire shares of Pall Corp., a long term holding of the Westport Fund, for more than $127 per share in cash which added 86 basis points to first half performance. When closed, the gain on Pall Corp. will be 28% from the date of the announcement. Pall Corp.’s filtration businesses will fit nicely with Danaher Corp.’s life sciences business.

The low interest rates the Fed has engineered with three rounds of Quantitative Easingv (“QE”) increased investor desire for yield surrogates - high yielding equity substitutes for fixed income securities. The last QE program ended in October 2014. In the first half of 2015, investors reduced their commitments to these types of equities - specifically REITs and utilities. The absence of REITs increased the Westport Fund’s return relative to its benchmark by 54 basis points and the absence of utilities increased the relative return by 69 basis points.

Technology was the largest industry sector contributor on a relative basis in the first half of 2015 at 95 basis points, where Zebra Technologies Corp. (Class A shares) provided a first half gain of 43%, reflecting its success in integrating the enterprise business it purchased from Motorola Solutions, Inc. The second largest relative contribution was from the Producer Durables sector, which added 57 basis points, primarily on the gain from the acquisition of Pall Corp. The largest single detractor from portfolio results at 72 basis points was Precision Castparts Corp., where earnings have been hurt by decreased oil and gas drilling combined with reduced volume from one of its major customers. Precision Castparts Corp’s disappointing performance was the primary reason the Materials and Processing sector subtracted 105 basis points from the Westport Fund’s first half performance relative to its benchmark, worst among the ten industry sectors.

AbbVie, Inc. (“AbbVie”) was the research based pharmaceutical business of Abbott Laboratories prior to its spin-off. It was spun off to highlight the value of its existing medicines as well as its strong pipeline. AbbVie is a very profitable company but that profitability rests heavily upon a single biologic pharmaceutical - Humira. Humira faces competition from biosimilars as early as 2017. AbbVie recently began selling a cure for Hepatitis C, but that cure is inferior to one offered by Gilead Sciences, Inc. for many genetic subgroups. Finally, AbbVie during the first half made an expensive acquisition of Pharmacyclics, Inc. which has a breakthrough cancer treatment for certain leukemias. Recognizing these limitations, the decision was made to liquidate the AbbVie holding and invest the proceeds in Gilead Sciences, Inc., which offers an attractive financial valuation, an excellent pipeline of potential pharmaceuticals and a superior Hepatitis C cure.

During the first half of 2015, portfolio positions in the distributors MSC Industrial Direct Company (Class A shares) and W.W Grainger, Inc. were liquidated and substantially reduced, respectively. The Republic Services, Inc. holding was also sharply reduced.

Turning to long-term results, Westport Fund Class R shares average annual return has exceeded that of the Russell Midcap® Index by 10.95% to 9.36% over the 17 ½ years since the Fund’s inception. The Lipper Multi-Cap Core Index, the category in which Lipper places the Westport Fund, has an average annual return over the 17 ½ year period of 6.50%. Improved results over the first half of this year were assisted by the Federal Reserve phasing out QE, while the long-term results are primarily the result of an investment focus on the long-term and on companies with a competitive advantage.

OUTLOOK

As the second half of 2015 begins, investors are confronted with a number of economic and geopolitical challenges. China’s economy continues to slow but growth remains near 7%, a relatively high level. The Chinese government is attempting to manage the slowdown by supplying credit, most recently to domestic stock market investors. A “hard landing” of the Chinese economy would slow global growth. Greek government efforts to gain additional economic support from fellow Eurozone members for deficit spending puts its membership in the Eurozone at risk. Greece’s exit from the Eurozone would be unlikely to cause any other Eurozone members to follow but its departure would likely cause a period of volatility in European equity markets and another rise in the dollar versus the Euro which could pressure growth of the U.S. economy.

Domestic equity markets are not inexpensive with the price earningsvi (“P/E”) ratio of the S&P 500 a bit above 17 times those earnings, based on 2015 earnings estimates. However, this valuation is not expensive when measured against alternative fixed income securities such as 10-year Treasury yields of 2.4%. The Federal Reserve has indicated it would like to raise short-term interest rates in 2015, if the economy, unemployment and inflation data support that move. Raising interest rates would improve the attractiveness of the dollar versus other currencies which would likely depress U.S. net exports and economic growth. The International Monetary Fund has quantified this effect, indicating that a 5% increase in the dollar versus other currencies would result in a 0.5% decrease in GDP. If current economic and financial market conditions remain stable, it seems likely that the first federal funds rate increase will be delayed beyond September, possibly into 2016. Stability combined with an assumption of no geopolitical dislocations argues for continued modest returns on equities in the second half of 2015 with the odds rising for somewhat higher returns if the pace of first half mergers and acquisitions continues through the second half.

We would like to thank our shareholders for their continued confidence.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

[i]	US Dollar Weighted Currency Index (USDX, DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies.

ii	The Standard and Poor’s 500 Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on the various exchanges.

iii	Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

iv	Obamacare or the Patient Protection and Affordable Care Act (PPACA) or the Affordable Care Act.

[v]

QE, or Quantitative Easing is an unconventional monetary policy whereby the Federal Reserve expands its balance sheet with the objective of stimulating the economy when standard policy has been ineffective.

vi	Price Earnings multiple (P/E) is the price of a stock divided by its earnings per share.

The discussion included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change. Any opinions of the portfolio managers are intended as such and not as statements of fact requiring affirmations.

References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Funds may not necessarily hold these securities or investments today.

There are special risks associated with small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalizations issues.

Westport Select Cap Fund (WPSRX)

Representation of Portfolio Holdings
June 30, 2015 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Oil & Gas Producers
Banks & Thrifts/Financial Services
Cash & Cash Equivalents
Security Products & Services
Aerospace Products & Services
Industrial Specialty Products
Consumer Products & Services
Industrial Services
Business Products & Services
Insurance
Health Care Products & Services

Industry Allocation (% of Net Assets)
Industrial Specialty Products	21.2%
Business Products & Services	17.6%
Health Care Products & Services	17.4%
Insurance	15.0%
Industrial Services	11.6%
Consumer Products & Services	8.2%
Aerospace Products & Services	4.8%
Security Products & Services	1.5%
Banks & Thrifts/Financial Services	1.4%
Oil & Gas Producers	0.6%
Cash & Cash Equivalents	0.7%
Total	100.0%

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS June 30, 2015 (Unaudited)
COMMON STOCKS — 99.3%	Shares	Market Value
Aerospace Products & Services — 4.8%
Precision Castparts Corp.	79,105	$15,810,716

Banks & Thrifts/Financial Services — 1.4%
Banner Corp.	53,580	2,568,089
Yadkin Financial Corp.(a)	91,026	1,906,995
		4,475,084
Business Products & Services — 17.6%
PTC, Inc.(a)	432,804	17,753,620
Synopsys, Inc.(a)	550,192	27,867,225
Zebra Technologies Corp. - Class A(a)	112,500	12,493,125
		58,113,970
Consumer Products & Services — 8.2%
Belmond Ltd. - Class A(a)	227,613	2,842,886
Big Lots, Inc.	459,541	20,674,750
Express, Inc.(a)	191,217	3,462,940
		26,980,576
Health Care Products & Services — 17.4%
Universal Health Services, Inc. - Class B	404,571	57,489,539

Industrial Services — 11.6%
DeVry Education Group Inc.	488,699	14,651,196
United Rentals, Inc.(a)	270,400	23,692,448
		38,343,644
Industrial Specialty Products — 21.2%
FEI Company	201,342	16,697,292
IPG Photonics Corp.(a)	330,299	28,133,217
QLogic Corp.(a)	390,000	5,534,100
Rofin-Sinar Technologies, Inc.(a)	150,553	4,155,263
Rogers Corp.(a)	235,953	15,605,932
		70,125,804
Insurance — 15.0%
Arthur J. Gallagher & Company	213,972	10,120,876
Radian Group, Inc.	657,989	12,343,874
Willis Group Holdings plc	578,498	27,131,556
		49,596,306
Oil & Gas Producers — 0.6%
Stone Energy Corp.(a)	163,000	2,052,170

Security Products & Services — 1.5%
Checkpoint Systems, Inc.	498,902	5,078,822

TOTAL COMMON STOCKS
(Cost $110,061,312)		$328,066,631

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2015 (Unaudited)
MONEY MARKET — 1.0%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	3,180,241	$3,180,241

TOTAL MONEY MARKET (Cost $3,180,241)		$3,180,241

TOTAL INVESTMENT SECURITIES — 100.3% (Cost $113,241,553)		$331,246,872

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(893,246)

NET ASSETS — 100.0%		$330,353,626

(a)	Non-income producing security.

See accompanying notes to financial statements.

Westport Fund (WPFRX)

Representation of Portfolio Holdings
June 30, 2015 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Business Products & Services	18.2%
Industrial Specialty Products	14.5%
Health Care Products & Services	12.9%
Chemicals	8.2%
Oil & Gas Producers	8.1%
Medical Products & Services	7.4%
Broadcasting/Cable TV/Advertising	6.3%
Aerospace Products & Services	6.0%
Banks & Thrifts/Financial Services	5.6%
Consumer Products & Services	5.4%
Other Holdings	6.7%
Cash & Cash Equivalents	0.7%
Total	100.0%

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS June 30, 2015 (Unaudited)
COMMON STOCKS — 99.3%	Shares	Market Value
Aerospace Products & Services — 6.0%
Precision Castparts Corp.	133,000	$26,582,710
Rockwell Collins, Inc.	100,000	9,235,000
		35,817,710
Banks & Thrifts/Financial Services — 5.6%
MasterCard, Inc. - Class A	355,000	33,185,400

Broadcasting/Cable TV/Advertising — 6.3%
Interpublic Group of Companies, Inc.	910,857	17,552,214
Time Warner, Inc.	230,000	20,104,300
		37,656,514
Business Products & Services — 18.2%
CACI International, Inc.(a)	35,000	2,831,150
Check Point Software Technologies Ltd.(a)	365,000	29,035,750
PTC, Inc.(a)	650,000	26,663,000
Synopsys, Inc.(a)	572,012	28,972,408
Teradata Corp.(a)	272,840	10,095,080
Zebra Technologies Corp. - Class A(a)	95,000	10,549,750
		108,147,138
Chemicals — 8.2%
Agrium, Inc.	70,700	7,490,665
Air Products & Chemicals, Inc.	157,500	21,550,725
FMC Corp.	380,000	19,969,000
		49,010,390
Consumer Products & Services — 5.4%
Bed Bath & Beyond, Inc.(a)	100,000	6,898,000
Mohawk Industries, Inc.(a)	16,000	3,054,400
Ross Stores, Inc.	460,000	22,360,600
		32,313,000
Health Care Products & Services — 12.9%
CVS Health Corp.	192,090	20,146,399
Gilead Sciences, Inc.	95,000	11,122,600
Universal Health Services, Inc. - Class B	320,013	45,473,848
		76,742,847
Industrial Services — 0.2%
Republic Services, Inc.	25,000	979,250

Industrial Specialty Products — 14.5%
Amphenol Corp.	402,600	23,338,722
FEI Company	145,000	12,024,850
Nordson Corp.	199,000	15,500,110
Pall Corp.	272,500	33,912,625
W.W. Grainger, Inc.	5,000	1,183,250
		85,959,557

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2015 (Unaudited)
COMMON STOCKS — 99.3% (Continued)	Shares	Market Value
Insurance — 2.5%
Willis Group Holdings plc	310,000	$14,539,000

Medical Products & Services — 7.4%
Abbott Laboratories	200,000	9,816,000
Charles River Laboratories International, Inc.(a)	155,000	10,902,700
Varian Medical Systems, Inc.(a)	277,500	23,401,575
		44,120,275
Oil & Gas Producers — 8.1%
Anadarko Petroleum Corp.	200,000	15,612,000
EOG Resources, Inc.	345,000	30,204,750
Stone Energy Corp.(a)	162,541	2,046,391
		47,863,141
Transportation — 3.5%
FedEx Corp.	122,500	20,874,000

Other(b) — 0.5%		2,858,200

TOTAL COMMON STOCKS
(Cost $292,842,601)		$590,066,422

MONEY MARKET — 0.9%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	5,392,803	$5,392,803

TOTAL MONEY MARKET
(Cost $5,392,803)		$5,392,803

TOTAL INVESTMENT SECURITIES — 100.2%
(Cost $298,235,404)		$595,459,225

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(918,559)

NET ASSETS — 100.0%		$594,540,666

(a)	Non-income producing security.

(b)	“Other” category includes all issues that are not disclosed separately in the Portfolio of Investments.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2015 (Unaudited)
	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$113,241,553	$298,235,404
At market value (Note 2)	$331,246,872	$595,459,225
Receivable for capital shares sold	211,482	81,260
Dividends and interest receivable	179,345	459,475
Receivable for securities sold	—	700,485
Other assets	34,903	38,354
TOTAL ASSETS	331,672,602	596,738,799

LIABILITIES
Payable for capital shares redeemed	405,213	481,715
Due to custodian	379,314	821,951
Payable to Adviser (Note 4)	281,040	449,364
Other accrued expenses and liabilities	253,409	445,103
TOTAL LIABILITIES	1,318,976	2,198,133

NET ASSETS	$330,353,626	$594,540,666

Net assets consist of:
Paid-in capital	$84,280,167	$272,582,689
Undistributed net investment loss	(850,924)	(690,027)
Accumulated net realized gain from security transactions	28,919,064	25,424,183
Net unrealized appreciation on investments	218,005,319	297,223,821
Net assets	$330,353,626	$594,540,666

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$158,700,872	$454,227,889
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	8,519,563	13,028,285
Net asset value, offering price and redemption price per share (Note 2)	$18.63	$34.86

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$171,652,754	$140,312,777
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	8,589,363	3,994,603
Net asset value, offering price and redemption price per share (Note 2)	$19.98	$35.13

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2015 (Unaudited)
	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$1,286,960	$2,960,398 (1)
Other (Note 2)	72,798	32,342
TOTAL INVESTMENT INCOME	1,359,758	2,992,740

EXPENSES
Investment advisory fees (Note 4)	1,695,672	2,779,309
Transfer agent fees, Class R (Note 4)	134,155	283,529
Shareholder servicing fees, Class R (Note 4)	112,736	307,892
Administration and accounting services fees (Note 4)	66,282	120,722
Transfer agent fees, Class I (Note 4)	63,196	48,497
Shareholder reporting costs	39,672	32,233
Professional fees	20,965	23,237
Registration fees, Class R	18,844	15,868
Trustees' fees and expenses	14,876	14,876
Registration fees, Class I	13,885	11,901
Compliance fees and expenses	11,456	14,876
Insurance expense	9,669	16,190
Custodian fees	9,274	13,637
TOTAL EXPENSES	2,210,682	3,682,767

NET INVESTMENT LOSS	(850,924)	(690,027)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from security transactions	19,246,072	25,424,183
Net change in unrealized appreciation/depreciation on investments	(12,102,430)	(7,101,516)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	7,143,642	18,322,667

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,292,718	$17,632,640

(1)	Net of foreign tax withheld of $17,551.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	Westport Select Cap Fund		Westport Fund
	For the Six Months Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six Months Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014
FROM OPERATIONS:
Net investment loss	$(850,924)	$(2,372,251)	$(690,027)	$(1,152,346)
Net realized gains from security transactions	19,246,072	75,954,390	25,424,183	27,936,298
Net change in unrealized appreciation/depreciation on investments	(12,102,430)	(46,243,603)	(7,101,516)	26,905,773
Net increase in net assets from operations	6,292,718	27,338,536	17,632,640	53,689,725

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains, Class R	—	(37,811,457)	—	(19,860,697)
From realized gains, Class I	—	(38,314,730)	—	(5,883,551)
Decrease in net assets from distributions to shareholders	—	(76,126,187)	—	(25,744,248)

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	23,090,090	37,653,429	16,031,971	49,516,500
Reinvested Dividends	—	37,694,326	—	19,693,292
Payments for shares redeemed	(39,982,073)	(60,406,711)	(72,579,150)	(113,984,290)
Net increase (decrease) in net assets from Class R share transactions	(16,891,983)	14,941,044	(56,547,179)	(44,774,498)

CLASS I
Proceeds from shares sold	18,457,897	25,634,436	7,234,031	26,681,602
Reinvested Dividends	—	30,474,281	—	5,843,688
Payments for shares redeemed	(24,896,930)	(108,267,128)	(18,113,301)	(52,588,836)
Net decrease in net assets from Class I share transactions	(6,439,033)	(52,158,411)	(10,879,270)	(20,063,546)

Net decrease in net assets from capital share transactions	(23,331,016)	(37,217,367)	(67,426,449)	(64,838,044)

TOTAL DECREASE IN NET ASSETS	(17,038,298)	(86,005,018)	(49,793,809)	(36,892,567)

NET ASSETS:
Beginning of period	347,391,924	433,396,942	644,334,475	681,227,042
End of period	$330,353,626	$347,391,924	$594,540,666	$644,334,475

ACCUMULATED NET INVESTMENT LOSS	$(850,924)	$—	$(690,027)	$—

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net asset value at beginning of period	$18.31		$21.64	$18.72	$22.61	$24.69	$19.97

Income (loss) from investment operations:
Net investment loss	(0.06)		(0.14)	(0.09)	(0.11)	(0.22)	(0.17)
Net realized and unrealized gains (losses) on investments	0.38		1.85	7.06	1.30	(0.24)	4.89
Total from investment operations	0.32		1.71	6.97	1.19	(0.46)	4.72

Less distributions:
From net realized gains	—		(5.04)	(4.05)	(5.08)	(1.62)	—
Total distributions	—		(5.04)	(4.05)	(5.08)	(1.62)	—

Net asset value at end of period	$18.63		$18.31	$21.64	$18.72	$22.61	$24.69

Total Return	1.75	%(a)	7.67%	37.22%	5.70%	(1.86)%	23.64%

Net assets at end of period (000's)	$158,701		$172,540	$182,190	$160,831	$197,223	$336,360

Ratio of total expenses to average net assets	1.44	%(b)	1.40%	1.37%	1.36%	1.36%	1.36%

Ratio of net investment loss to average net assets	(0.64	)%(b)	(0.72)%	(0.45)%	(0.50)%	(0.75)%	(0.68)%

Portfolio turnover rate	0	%(a)*	4%	2%	3%	2%	13%

(a)	Not Annualized.

(b)	Annualized.

*	Rounds to less than 0.5%.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net asset value at beginning of period	$19.62		$22.80	$19.54	$23.33	$25.38	$20.48

Income (loss) from investment operations:
Net investment loss	(0.04)		(0.12)	(0.07)	(0.08)	(0.16)	(0.11)
Net realized and unrealized gains (losses) on investments	0.40		1.98	7.38	1.37	(0.27)	5.01
Total from investment operations	0.36		1.86	7.31	1.29	(0.43)	4.90

Less distributions:
From net realized gains	—		(5.04)	(4.05)	(5.08)	(1.62)	—
Total distributions	—		(5.04)	(4.05)	(5.08)	(1.62)	—

Net asset value at end of period	$19.98		$19.62	$22.80	$19.54	$23.33	$25.38

Total Return	1.83	%(a)	7.94%	37.39%	5.95%	(1.69)%	23.93%

Net assets at end of period (000's)	$171,653		$174,852	$251,207	$273,116	$404,130	$518,266

Ratio of total expenses to average net assets	1.17	%(b)	1.17%	1.21%	1.17%	1.16%	1.14%

Ratio of net investment (loss) to average net assets	(0.37	)%(b)	(0.51)%	(0.29)%	(0.32)%	(0.54)%	(0.46)%

Portfolio turnover rate	0	%(a)*	4%	2%	3%	2%	13%

(a)	Not Annualized.

(b)	Annualized.

*	Rounds to less than 0.5%.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net asset value at beginning of period	$33.91		$32.50	$26.09	$23.26	$23.28	$19.39

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.07)	(0.03)	0.01	(0.05)	(0.02)
Net realized and unrealized gains on investments	1.00		2.88	7.48	2.84	0.80	3.91
Total from investment operations	0.95		2.81	7.45	2.85	0.75	3.89

Less distributions:
From net investment income	—		—	—	(0.00)*	—	—
From net realized gains	—		(1.40)	(1.04)	(0.02)	(0.77)	—
Total distributions	—		(1.40)	(1.04)	(0.02)	(0.77)	—

Net asset value at end of period	$34.86		$33.91	$32.50	$26.09	$23.26	$23.28

Total Return	2.80	%(a)	8.62%	28.54%	12.26%	3.24%	20.06%

Net assets at end of period (000's)	$454,228		$497,181	$520,862	$428,477	$303,709	$273,473

Ratio of total expenses to average net assets	1.23	%(b)	1.23%	1.23%	1.23%	1.25%	1.27%

Ratio of net investment income (loss) to average net assets	(0.26	)%(b)	(0.22)%	(0.11)%	0.01%	(0.21)%	(0.08)%

Portfolio turnover rate	2	%(a)	3%	12%	1%	9%	1%

(a)	Not Annualized.

(b)	Annualized.

*	Amount rounds to less than $0.005.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net asset value at beginning of period	$34.14		$32.65	$26.17	$23.32	$23.29	$19.35

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)	0.02	0.10	—	0.02
Net realized and unrealized gains on investments	1.01		2.91	7.50	2.82	0.80	3.92
Total from investment operations	0.99		2.89	7.52	2.92	0.80	3.94

Less distributions:
From net investment income	—		—	—	(0.05)	—	—
From net realized gains	—		(1.40)	(1.04)	(0.02)	(0.77)	—
Total distributions	—		(1.40)	(1.04)	(0.07)	(0.77)	—

Net asset value at end of period	$35.13		$34.14	$32.65	$26.17	$23.32	$23.29

Total Return	2.90	%(a)	8.82%	28.72%	12.52%	3.45%	20.36%

Net assets at end of period (000's)	$140,313		$147,153	$160,365	$157,847	$118,496	$84,063

Ratio of total expenses to average net assets	1.07	%(b)	1.06%	1.05%	1.01%	1.03%	1.08%

Ratio of net investment income (loss) to average net assets	(0.10	)%(b)	(0.04)%	0.07%	0.23%	0.02%	0.12%

Portfolio turnover rate	2	%(a)	3%	12%	1%	9%	1%

(a)	Not Annualized.

(b)	Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

1.	Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate no-load series: the Westport Select Cap Fund and the Westport Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Westport Select Cap Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000® Index. The market capitalization range of the Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund will invest will also change. As of June 30, 2015, the market capitalization range of the Index was approximately $103 million to $4.705 billion. If the market capitalization of a small cap company exceeds that of the largest capitalization company in the Russell 2000® Index, and the Adviser determines that the company continues to present a significant investment opportunity, the Fund may add to an existing position in that company’s securities by purchasing additional shares as long as the company’s market capitalization does not exceed 2.5 times that of the largest capitalization company in the Russell 2000® Index. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

2.	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Procedures (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

The Funds did not hold any Level 2 or Level 3 securities during the six months ended June 30, 2015. There were no transfers into and out of any level during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Westport Select Cap Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$328,066,631	$—	$—	$328,066,631
Money Market	3,180,241	—	—	3,180,241
Total	$331,246,872	$—	$—	$331,246,872

Westport Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$590,066,422	$—	$—	$590,066,422
Money Market	5,392,803	—	—	5,392,803
Total	$595,459,225	$—	$—	$595,459,225

*	All sub-categories within common stocks represent Level 1 evaluation status. See Portfolios of Investments for industry categories.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations – Investment income earned, expenses (other than expenses attributable to a specific class), realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated by each Fund daily to each class of its shares based upon its proportionate share of total net assets of the Fund.

Distributions to shareholders – Dividends to shareholders from net investment income, if any, are paid annually. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Other – Security transactions are accounted for based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

Actual results could differ from those estimates. Other income represents an adjustment to expenses accrued that were previously overestimated.

Federal Income Taxes – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned in the current year) and 98.2% of its net realized capital gains (earned in the twelve months ended October 31) plus undistributed amounts earned in the prior year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2014), or expected to be taken in the Funds’ 2014 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The tax character of distributions paid for the years ended December 31, 2014 and December 31, 2013 is as follows:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
From ordinary income	$—	$—	$—	$—
From long-term capital gains	87,657,383	68,955,544	27,896,625	21,122,333
	$87,657,383	$68,955,544	$27,896,625	$21,122,333

At June 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were:

	Westport Select Cap Fund	Westport Fund
Gross Unrealized Appreciation	$219,062,333	$299,965,245
Gross Unrealized Depreciation	(1,057,014)	(2,741,424)
Net Unrealized Appreciation/(Depreciation)	$218,005,319	$297,223,821
Federal Income Tax Cost*	$113,241,553	$298,235,404

*

The difference between federal income tax cost of portfolio investments and the acquisition cost is due to certain timing difference in the recognition of capital losses under income tax regulations and GAAP.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

Reclassification of capital accounts – The following reclassifications made by the Funds during the tax year ended December 31, 2014, are primarily the result of differences in the tax treatment of net investment losses.

	Accumulated Net Investment Income (Losses)	Paid-in Capital	Net Realized Gains (Losses) Accumulated
Westport Select Cap Fund	$2,372,251	$9,158,945	$(11,531,196)
Westport Fund	$1,152,346	$1,039,704	$(2,192,050)

The above reclassifications have no effect on the Funds’ net assets or net asset value per share.

3.	Investment Transactions

For the six months ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,149,008 and $26,426,022, respectively, for the Westport Select Cap Fund, and $14,953,465 and $76,013,799, respectively, for the Westport Fund.

4.	Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest, and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2016. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser for the six months ended June 30, 2015.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT

Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) provides services to the Funds that include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the Securities and Exchange Commission (“SEC”) related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting with the Trust’s administrative operations.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS for out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions, and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the six months ended June 30, 2015, shareholder servicing fees of $112,736 and $307,892 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the six months ended June 30, 2015, transfer agent servicing fees of $106,882 and $253,281 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, transfer agent servicing fees of $32,204 and $38,828 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the six months ended June 30, 2015.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES

Under the terms of the Compliance Services Agreement between the Trust and Vigilant Compliance Services, LLC, (“Vigilant”), Vigilant provided the Chief Compliance Officer (“CCO”) services to the Funds for the six months ended June 30, 2015. The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and their service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5.	Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
CLASS R
Shares sold	1,266,245	1,708,147	467,170	1,497,835
Shares reinvested	—	2,039,736	—	575,827
Shares redeemed	(2,170,021)	(2,743,277)	(2,099,292)	(3,441,351)
Net increase (decrease) in shares outstanding	(903,776)	1,004,606	(1,632,122)	(1,367,689)
Shares outstanding, beginning of period	9,423,339	8,418,733	14,660,407	16,028,096
Shares outstanding, end of period	8,519,563	9,423,339	13,028,285	14,660,407

CLASS I
Shares sold	952,578	1,106,779	210,041	810,375
Shares reinvested	—	1,539,105	—	169,727
Shares redeemed	(1,276,517)	(4,749,674)	(525,640)	(1,581,757)
Net increase (decrease) in shares outstanding	(323,939)	(2,103,790)	(315,599)	(601,655)
Shares outstanding, beginning of period	8,913,302	11,017,092	4,310,202	4,911,857
Shares outstanding, end of period	8,589,363	8,913,302	3,994,603	4,310,202

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

6.	Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date which the financial statements were issued.

THE WESTPORT FUNDS
OTHER ITEMS
June 30, 2015 (Unaudited)

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter and at such other times as management may determine in its discretion. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2015 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the SEC’s website at http://www.sec.gov.

Risk Disclosure

There are special risks associated with small and mid-capitalization issues such as market liquidity and greater market volatility than larger capitalizations issues.

THE WESTPORT FUNDS
SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 through June 30, 2015).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE WESTPORT FUNDS
SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)
(Continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Six Months Ended June 30, 2015*	Net Expense Ratio Annualized June 30, 2015	Total Return Ended Six Months June 30, 2015
Westport Select Cap Fund
Class R	Actual	$1,000.00	$1,017.50	$7.20	1.44%	1.75%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,017.86	$7.21	1.44%	1.79%
Class I	Actual	$1,000.00	$1,018.30	$5.86	1.17%	1.83%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.87	1.17%	1.92%
Westport Fund
Class R	Actual	$1,000.00	$1,028.00	$6.18	1.23%	2.80%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.91	$6.15	1.23%	1.89%
Class I	Actual	$1,000.00	$1,029.00	$5.40	1.07%	2.90%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.68	$5.37	1.07%	1.97%

*

Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by # of days in most recent fiscal half-year divided by # of days in current fiscal year (181/365) to reflect the one-half year period.

THE WESTPORT FUNDS
PRIVACY POLICY DISCLOSURE

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

Categories of Information We Collect

We collect the following nonpublic personal information about you:

●

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, and date of birth; and

●

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

Service Provider/Transfer Agent Exception

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

Confidentiality and Security

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Intermediaries

In the event that you hold shares of the fund(s) through a Financial Intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your Financial Intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
1-203-227-3601

Board of Trustees
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
Donel Bruce Smith

Transfer Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Distributor
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

WESTPORT INVESTMENTS

Item 2. Code of Ethics.

Not required in semiannual report filing.

Item 3. Audit Committee Financial Expert.

Not required in semiannual report filing.

Item 4. Principal Accountant Fees and Services

Not required in semiannual report filing.

Item 5. Audit Committee of Listed Registrants.

Not required in semiannual report filing.

Item 6. Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable in semiannual filing.

(2)	Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:	September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:	September 3, 2015

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:	September 3, 2015